Supplemental Cash Flow Information	12 Months Ended
Nov. 30, 2022
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information	Supplemental Cash Flow Information

	November 30,
(in millions)	2022	2021
Cash and cash equivalents (Consolidated Balance Sheets)	$4,029	$8,939
Restricted cash (Consolidated Balance Sheets)	1,988	14
Restricted cash (included in other assets)	20	24
Total cash, cash equivalents and restricted cash (Consolidated Statements of Cash Flows)	$6,037	$8,976
Cash paid for interest, net of capitalized interest, was $1.4 billion in 2022, $1.3 billion in 2021 and $0.6 billion in 2020. Cash benefit received (paid) for income taxes, net was not material in 2022, 2021 and 2020. In addition, non-cash purchases of property and equipment included in accrued liabilities and other was $100 million in 2022, $127 million in 2021 and $114 million in 2020.

Substantially all restricted cash as of November 30, 2022 relates to the net proceeds from the issuance of our 2028 Senior Priority Notes. Under the indenture governing these notes, the net proceeds are contractually restricted subject to the satisfaction of certain conditions. These conditions were satisfied in December 2022 when we completed the transfer of the Subject Vessels to Carnival Holdings, at which time these amounts became unrestricted.

In August 2022, we issued $339 million aggregate principal amount of 2024 Convertible Notes pursuant to privately-negotiated non-cash exchange agreements with certain holders of the 2023 Convertible Notes, pursuant to which such holders agreed to exchange their 2023 Convertible Notes for an equal amount of 2024 Convertible Notes. In November 2022, we issued an additional $87 million aggregate principal amount of the 2024 Convertible Notes pursuant to privately-negotiated non-cash exchange agreements with certain holders of the 2023 Convertible Notes, pursuant to which such holders agreed to exchange their 2023 Convertible Notes for an equal amount of additional 2024 Convertible Notes. In addition, in August and November 2020, in connection with the repurchase of the 2023 Convertible Notes, as part of registered direct offerings of Carnival Corporation common stock used to repurchase a portion of the 2023 Convertible Notes, as an administrative convenience, we permitted the purchasers of 151.2 million shares of Carnival Corporation common stock to offset the purchase price payable to us against our obligation to pay the purchase price for $1.3 billion aggregate principal amount of the 2023 Convertible Notes held by them, which is reflected as a non-cash transaction for the year ended November 30, 2020.
Refer to Note 5 - “Debt” for additional detail relating to our 2028 Senior Priority Notes and the 2024 Convertible Notes.

For the years ended November 30, 2022 and 2021, we did not have borrowings or repayments of commercial paper with original maturities greater than three months. For the year ended November 30, 2020, we had borrowings of $525 million and repayments of $526 million of commercial paper with original maturities greater than three months.